SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


  Date of Report (Date earliest event reported) April 25, 1995


Commission   Registrant, State of Incorporation,     I.R.S. Employer
File Number  Address and Telephone Number            Identification No.

0-5807       NEW ORLEANS PUBLIC SERVICE INC.         72-0273040
             (a Louisiana corporation)
             639 Loyola Avenue
             New Orleans, Louisiana  70113
             Telephone (504) 569-4000

1-11299      ENTERGY CORPORATION                     13-5550175
             (a Delaware corporation)
             639 Loyola Avenue
             New Orleans, Louisiana  70113
             Telephone (504) 529-5262


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Form 8-K                                                 Page 1
New Orleans Public Service, Inc.
Entergy Corporation


Item 5.   Other Events


          On April 25, 1995, New Orleans Public Service Inc. (the "Company") entered into an Underwriting Agreement with Morgan Stanley & Co. Incorporated, as Underwriter, for the sale of $30,000,000 aggregate principal amount of the Company's General and Refunding Mortgage Bonds, 8.67% Series due April 1, 2005. Such series is a portion of the $145,000,000 aggregate principal amount of General and Refunding Mortgage Bonds of the Company registered by the Company under Rule 415 pursuant to the Securities Act of 1933 by a Registration Statement on Form S-3, dated, on February 4, 1993, (File No. 33-57926). This report on Form 8-K is being filed to incorporate by reference the documents in definitive form referred to below as Exhibits to the aforementioned Registration Statement.

Exhibits:
 1. Underwriting Agreement, dated April 25, 1995, between the Company and Morgan Stanley & Co.
            Incorporated as Underwriter.

 4.    (a)  Fifth Supplemental Indenture, dated as of April
            1, 1995, to the Mortgage and Deed of Trust, dated as of May 1, 1987, between the Company and Bank of Montreal Trust Company and Z.
            George Klodnicki (Mark F. McLaughlin,
            successor) Trustees.

       (b)  Form of General and Refunding Mortgage Bond,
            8.67% Series due
            April 1, 2005.


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Form 8-K                                             Page 2
New Orleans Public Service Inc.
Entergy Corporation



                            SIGNATURE


          Pursuant to the requirements of the Securities Exchange
Act 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 NEW ORLEANS PUBLIC SERVICE INC.



                                 By:   /s/ Lee W. Randall
                                          Lee W. Randall
                                      Vice President, Chief
                                        Accounting Officer
                                     and Assistant Secretary

                                 ENTERGY CORPORATION



                                 By: /s/ Michael G. Thompson
                                       Michael G. Thompson
                                   Senior Vice President, Chief Legal
                                      Officer and Secretary
Dated:  April 25, 1995